SUB-ITEM 77M

                                    MERGERS

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

INVESCO FUNDAMENTAL VALUE FUND TO INVESCO VAN KAMPEN GROWTH AND INCOME FUND

     On October 27, 2010, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Fundamental Value Fund (the "Target Fund"), an investment portfolio of ACST, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen Growth and Income Fund (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO LARGE CAP RELATIVE VALUE FUND TO INVESCO VAN KAMPEN GROWTH AND INCOME
FUND

     On October 27, 2010, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Large Cap Relative Value Fund (the "Target Fund"), an investment portfolio of ACST, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen Growth and Income Fund (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO BALANCED FUND TO INVESCO VAN KAMPEN EQUITY AND INCOME FUND

     On October 27, 2010, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Balanced Fund (the "Target Fund"), an investment portfolio of ACST, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen Equity and Income Fund (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund
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that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO BASIC BALANCED FUND TO INVESCO VAN KAMPEN EQUITY AND INCOME FUND

     On October 27, 2010, the Board of Trustees of AIM Funds Group (Invesco Funds Group) ("AFG") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Basic Balanced Fund (the "Target Fund"), an investment portfolio of AFG, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen Equity and Income Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A shares of the Acquiring Fund to the Target Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Target Fund's Class B shareholders, Class C shares of the Acquiring Fund to the Target Fund's Class C shareholders, Class R shares of the Acquiring Fund to the Target Fund's Class R shareholders, Class Y shares of the Acquiring Fund to the Target Fund's Class Y shareholders, Class A shares of the Acquiring Fund to the Target Fund's Investor Class shareholders and Institutional Class shares of the Acquiring Fund to the Target Fund's Institutional Class shareholders. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO SELECT EQUITY FUND TO INVESCO STRUCTURED CORE FUND

     On October 27, 2010, the Board of Trustees of AIM Funds Group (Invesco Funds Group) ("AFG") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Select Equity Fund (the "Target Fund"), an investment portfolio of AFG, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Structured Core Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND TO INVESCO STRUCTURED CORE FUND

     On October 27, 2010, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen Equity Premium Income Fund (the "Target Fund"), an investment portfolio of ACST, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Structured Core Fund (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the
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Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO LARGE CAP GROWTH FUND TO INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND

     On October 27, 2010, the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) ("AEF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Large Cap Growth Fund (the "Target Fund"), an investment portfolio of AEF, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen American Franchise Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A shares of the Acquiring Fund to the Target Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Target Fund's Class B shareholders, Class C shares of the Acquiring Fund to the Target Fund's Class C shareholders, Class R shares of the Acquiring Fund to the Target Fund's Class R shareholders, Class Y shares of the Acquiring Fund to the Target Fund's Class Y shareholders, Class A shares of the Acquiring Fund to the Target Fund's Investor Class shareholders and Institutional Class shares of the Acquiring Fund to the Target Fund's Institutional Class shareholders. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO VAN KAMPEN CAPITAL GROWTH FUND TO INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND

     On October 27, 2010, the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) ("ASEF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen Capital Growth Fund (the "Target Fund"), an investment portfolio of ASEF, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen American Franchise Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C, Class R, Class Y shares and Institutional Class shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO VAN KAMPEN ENTERPRISE FUND TO INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND

     On October 27, 2010, the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) ("ASEF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen Enterprise Fund (the "Target Fund"), an investment portfolio of ASEF, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen American Franchise Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on May 23, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target

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Fund and ACST issued Class A, Class B, Class C and Class Y shares of the
Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO CORE BOND FUND TO INVESCO CORE PLUS BOND FUND

     On October 27, 2010, the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Core Bond Fund (the "Target Fund"), an investment portfolio of AIS, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Core Plus Bond Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on June 6, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C, Class R, Class Y and Institutional Class shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO VAN KAMPEN CORE PLUS FIXED INCOME FUND TO INVESCO CORE PLUS BOND FUND

     On October 27, 2010, the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen Core Plus Fixed Income Fund (the "Target Fund"), an investment portfolio of AIS, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Core Plus Bond Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on June 6, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund and ACST issued Class A, Class B, Class C and Class Y shares of the Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

INVESCO VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND TO INVESCO CALIFORNIA TAX-FREE INCOME FUND

On October 27, 2010, the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 14, 2011, at a Special Meeting for shareholders of Invesco Van Kampen California Insured Tax Free Fund (the "Target Fund"), an investment portfolio of ATEF, shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco California Tax-Free Income Fund (the "Acquiring Fund"), an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") (the "Reorganization"). Pursuant to the Agreement, on June 6, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund

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and ACST issued Class A, Class B, Class C and Class Y shares of the
Acquiring Fund to the Target Fund's Class A, Class B, Class C and Class Y shareholders, respectively. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees were imposed in connection with the Reorganization.

FOR A MORE DETAILED DISCUSSION ON THE REORGANIZATION, PLEASE SEE THE AGREEMENT AND PLAN OF REORGANIZATION FILED HEREIN UNDER ITEM 77Q1(G).